          As filed with the Securities and Exchange Commission on June 17, 2005.
                                                      Registration No. 333-70728

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 9

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 30

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                           Arnold R. Bergman, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                              Boston, MA 02210-2805
                     (Name and Address of Agent for Service)

                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Suite 300 West
                                1300 I Street, NS
                            Washington, DC 20005-3306

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

   [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
   [ ] on _________ pursuant to paragraph (b) of Rule 485
   [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [X] on August 1, 2005 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This registration statement also relates to variable annuity contracts covered by earlier registration statements under file no. 333- 70730.

                   JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A)
                               SEPARATE ACCOUNT H

                  CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-4

N-4 Item
Part A            Caption in Prospectus
--------          ---------------------
1.............    Cover Page
2.............    Appendix A: Special Terms
3.............    Summary
4.............    Appendix B: Table of Accumulation Values
5.............    General Information about Us, The Variable Account, the Portfolio
6.............    Charges and Deductions; Withdrawal Charges; Reduction or Elimination of
                    Withdrawal Charges; Administration Fees; Mortality and Expense Risks
                    Charge; Taxes; Expenses of Distributing the Contract
7.............    Accumulation Period Provisions; Company Approval; Purchase Payments;
                    Accumulation Units; Net Investment Factor; Transfers Among Investment
                    Options; Telephone Transactions; Special Transfer Services - Dollar
                    Cost Averaging; Asset Rebalancing Program; Withdrawals; Special
                    Withdrawal Services - the Income Plan; Contract Owner Inquiries; Other
                    Contract Provisions; Ownership; Beneficiary; Modification
8.............    Pay Out Period Provisions; General; Annuity Options; Determination of
                    Amount of the First Variable Annuity Benefit Payment; Annuity Units and
                    the Determination of Subsequent Variable Annuity Benefit Payments;
                    Transfers During the Pay Out During the Pay Out Period
9.............    Accumulation Period Provisions; Death Benefit During the Accumulation
                    Period; Pay Out Period Provisions; Death Benefit Period
10............    Accumulation Period Provisions; Purchase Payments; Accumulation Units;
                    Value of Accumulation Units; Net Investment Factor; Distribution of
                    Contracts
11............    Withdrawals; Restrictions under the Texas Optional Retirement Program;
                    Accumulation Period Provisions; Purchase Payments; Other Contract
                    Provisions; Ten Day Right to Review
12............    Federal Tax Matters; Introduction; Taxation of Annuities in General;
                    Diversification Requirements; Qualified Retirement Plans; Appendix G:
                    Qualified Plan Types
13............    Legal Proceedings
14............    Statement of Additional Information - Table of Contents

Part B            Caption in Statement of Additional Information

15............    Cover Page
16............    Table of Contents
17............    General Information and History.
18............    Services-Independent Auditors, Services-Servicing Agent
19............    Not Applicable
20............    Services - Principal Underwriter
21............    Performance Data
22............    Not Applicable
23............    Financial Statements

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

(VERSION I "Venture", VERSION II "Wealthmark" included in Registrants Form N-4, File No 333-70728, filed on April 29, 2005 and incorporated by reference herein)

                          SUPPLEMENT DATED MAY 2, 2005
                                       TO
                         PROSPECTUSES DATED MAY 2, 2005

This Supplement is intended to be distributed with certain Prospectuses dated May 2, 2005 for variable annuity contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

THIS SUPPLEMENT CHANGES THE PROSPECTUSES AS FOLLOWS:

We have revised the Principal Plus optional benefit described in the Prospectuses, and, subject to state availability, offer a new optional benefit rider that we call "PRINCIPAL PLUS FOR LIFE" or "PPFL." We will continue to make the Principal Plus optional benefit described in the Prospectuses available for purchase in states where approved for a limited period of time after we make the Principal Plus for Life optional benefit available in your state.

WE ADD THE FOLLOWING TO THE SUMMARY - CURRENTLY OFFERED OPTIONAL BENEFITS SECTION OF THE PROSPECTUSES:

Principal Plus for Life. For an additional fee, we guarantee that you may withdraw a percentage of your investment each year until you recover your initial payments(s), even if your contract value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain contract years. Depending on market performance, we may also increase or "Step-Up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amount we guarantee for future withdrawals. We refer to the amount we guarantee under Principal Plus for Life as the "GUARANTEED WITHDRAWAL BENEFIT", "GWB" or "ADJUSTED GWB." We refer to the guaranteed amount that you may withdraw each year as the "GUARANTEED WITHDRAWAL AMOUNT" or "GWA." The initial GWB equals your purchase payment(s) for the contract and the initial GWA equals 5% of the initial payments(s). When you reach 65, we will calculate a guaranteed amount that you can withdraw each year during the accumulation period, even if your contract value and the GWA reduce to zero, as long as you live. We refer to this withdrawal amount as the "LIFETIME INCOME AMOUNT" or "LIA." The LIA may be increased by Bonuses and Step-Ups, or decreased as provided in the rider.

IF YOU ELECT TO PURCHASE PRINCIPAL PLUS FOR LIFE YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE WITH THIS BENEFIT. (We describe these investment options on page 7 of this Supplement.)

Principal Plus for Life is available only at contract issue and cannot be revoked once elected. Principal Plus for Life is not available for qualified contracts if you (or any joint owner) are over age 80. For a full description of Principal Plus for Life including benefits and limitations, see "OPTIONAL BENEFITS."

WE ADD THE FOLLOWING TO THE FEE TABLES SECTION OF THE PROSPECTUSES:

  FEES DEDUCTED FROM CONTRACT VALUE FOR CURRENTLY OFFERED OPTIONAL BENEFITS

Principal Plus for Life (as a percentage of the Adjusted GWB)#
   Maximum fee                                                           0.75%#
   Current fee                                                           0.40%#

# The current charge is 0.40%. We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value. The charge is deducted on an annual basis from the contract value.

WE ADD THE FOLLOWING TO THE OPTIONAL BENEFITS SECTION OF THE PROSPECTUSES:

PRINCIPAL PLUS FOR LIFE

The optional Principal Plus for Life rider provides a guaranteed minimum withdrawal benefit during the accumulation period. You may elect Principal Plus for Life at the time the contract is issued, provided:

      - Principal Plus for Life is available for sale in the state where the contract is sold;

      - you limit your investment of purchase payments and contract value to the investment options we make available with Principal Plus for Life;

      - the oldest owner has not yet attained age 81 (for Qualified contracts only).

We reserve the right to accept or refuse to issue Principal Plus for Life at our sole discretion. Once Principal Plus for Life is elected, its effective date will be the Contract Date and it is irrevocable. If you elect Principal Plus for Life, there is an additional annual fee of 0.40% (as a percentage of Adjusted
GWB). (We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value.) The charge is deducted on an annual basis from the contract value (see "Principal Plus for Life Fee" below).

DEFINITIONS. We use the following definitions to describe how Principal Plus for Life works:

      Guaranteed Withdrawal     -  The total amount guaranteed to be available
             Balance               for future periodic withdrawals during the
             "GWB"                 accumulation period.

                                - The initial GWB is equal to your initial payment(s).

                                -  The maximum GWB is $5,000,000.

      Guaranteed Withdrawal     -  The amount guaranteed to be available each
             Amount                contract year for withdrawal during the
             "GWA"                 accumulation period until the GWB is
                                   depleted.

                                -  The initial GWA is equal to 5% of the
                                   initial GWB.

          Covered Person        -  The person whose life is used to determine
                                   the duration of the LIA payments.

                                - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural owner.

         Life Income Amount     -  The amount guaranteed to be available each
               "LIA"               contract year for withdrawal during the
                                   accumulation period after the Covered Person has attained age 65 and while that Covered
                                   Person remains alive as an owner or annuitant of the contract.

                                - We determine the initial LIA on the contact anniversary following the date the Covered Person attains age 65 (or the date you purchase the benefit, if later.)

                                - The initial LIA is equal to 5% of the GWB at the time we make our determination.

For purposes of the following description of Principal Plus for Life, "withdrawal" refers to the amount withdrawn, including any applicable withdrawal charges.

OVERVIEW.

Principal Plus for Life guarantees that each Contract Year during the accumulation period: (1) you may take withdrawals up to an amount equal to the GWA until your GWB is depleted, even if your contract value reduces to zero; and
(2) even if your GWB is depleted and your contract value reduces to zero, you may take withdrawals up to an amount equal to the LIA each Contact Year after the Covered Person attains age 65, as long as that Covered Person is alive and an owner or annuitant under the contract.

The GWA, GWB and LIA may increase as a result of additional purchase payments (see "Additional Purchase Payments") and may also increase on certain dates when the GWB can increase or "Step-Up" to equal your contract value (see "Step-Up of GWB, GWA and LIA.")

The actual amount you withdraw in any Contract Year will also affect certain features of Principal Plus for Life:

      - If you make no withdrawals during certain Contract Years, the GWB, GWA and/or LIA may increase by a Bonus. (See "Bonus Qualification and Effect.")

      - If your withdrawals (including any applicable withdrawal charges) are less than the full GWA available in any Contract Year, the remaining GWA cannot be carried forward to the next Contract Year.

      - If your withdrawals (including any applicable withdrawal charges) are more than the GWA in any Contract Year, we will reset the GWB, thereby possibly reducing the guaranteed minimum withdrawal benefit provided under Principal Plus for Life to an amount less than the sum of all purchase payments. The reset of the GWB may also result in a reset of the GWA. (See " Effect of Withdrawals.") If your withdrawals are part of a series of "Life Expectancy Distributions," however, we do not reset the GWB. (See "Life Expectancy Distributions.")

      - If your withdrawals (including any applicable withdrawal charges) are more than the LIA in any Contract Year, we will reset the LIA for future Contract Years, which may also possibly reduce the guaranteed minimum withdrawal benefit provided under Principal Plus for Life to an amount less than the sum of all purchase payments. (See "Effect of Withdrawals.")

If you purchase Principal Plus for Life, withdrawals will continue to be subject to the same conditions, limitations and restrictions as withdrawals otherwise made under the contract. For example, withdrawals will reduce the contract value by the amount withdrawn including any applicable withdrawal charge and will reduce the death benefit. (See "Death Benefit During Accumulation Period.")

SINCE THE BENEFIT OF PRINCIPAL PLUS FOR LIFE IS ACCESSED THROUGH WITHDRAWALS, THE PURCHASE OF PRINCIPAL PLUS FOR LIFE MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. PRIOR TO ELECTING PRINCIPAL PLUS FOR LIFE, YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL ADVISORS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH PRINCIPAL PLUS FOR LIFE.

ADDITIONAL PURCHASE PAYMENTS. On or after the first Contract Anniversary, no additional purchase payments will be accepted without our prior approval that either:

      (a)   exceed $100,000 or

      (b) cause the total of all additional purchase payments received since the first Contract Anniversary to exceed $100,000.

Limitations on additional payments may vary by state. In addition, we will not accept additional purchase payments under Qualified Contracts after the owner (or joint owners) attains age 81. If you purchase Principal Plus for Life with a contract issued as an IRA, no purchase payments, except those qualifying as "rollover contributions," may be made to your IRA for the year that you attain age 70 1/2 and subsequent years. You should consult with a qualified tax advisor prior to electing Principal Plus for Life for further information on tax rules affecting Qualified Contracts and/or IRAs.

The total GWB will increase by the amount of each additional purchase payment we accept (subject to the maximum GWB limit of $5 million), and the GWA and the LIA usually will increase:

      -     in the case of the GWA, to equal the lesser of:

            (a)   5% of the GWB immediately after the purchase payment; or

            (b) the GWA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment, and

      -     in the case of the LIA, to equal the lesser of:

            (a)   5% of the GWB immediately after the purchase payment; or

            (b) the LIA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment.

FOR ALL CONTRACTS, NOTWITHSTANDING THE ABOVE, WE RESERVE THE RIGHT TO REFUSE TO ACCEPT ADDITIONAL PURCHASE PAYMENTS AT ANY TIME AFTER THE FIRST CONTRACT ANNIVERSARY TO THE EXTENT PERMITTED IN THE STATE WE ISSUE YOUR CONTRACT.

STEP-UP OF GWB, GWA AND LIA . If the contract value on any Step-Up Date is greater than the GWB on that date, we will automatically increase ("Step-Up") the GWB to equal the contract value (subject to the maximum GWB limit of $5 million). Each time we apply a Step-Up, we will also recalculate the GWA, the LIA, and the Rider Fee (See "Principal Plus for Life Fee.") The GWA will equal the greater of the GWA prior to the Step-Up or 5% of the contract value after the Step-Up and the LIA will equal the greater of the LIA prior to the Step-Up or 5% of the contract value after the Step-Up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity to decline the automatic Step-Up. (See "Principal Plus for Life Fee.") The Step-Up Dates are every 3rd (e.g. 3rd, 6th, 9th ...etc.) Contract Anniversary after the Contract Date, up to and including the 30th Contract Anniversary while the Principal Plus for Life Benefit is in effect.

If you decline an automatic Step-Up, you will have the option to elect to Step-Up the GWB (as well as the GWA and LIA) within 30 days of subsequent Step-Up Dates. If you decide to Step-Up the GWB, we will thereafter resume automatic Step-Ups.

BONUS QUALIFICATION AND EFFECT. We will increase the GWB at the end of each Contract Year during the Principal Plus for Life's Bonus Period if no withdrawals are taken during that Contract Year. For these purposes, the Bonus Period is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80. Each time you qualify for a Bonus, we will increase the GWB:

      - by an amount equal to 5% of total purchase payments to the contract if you did not previously Step-Up the GWB and/or we did not previously Reset the GWB (see "Effects of Withdrawals" below), or

      - by an amount equal to 5% of the GWB immediately after the latest Step-Up or Reset, increased by any purchase payments received since such latest Step-Up or Reset.

Each time we apply a bonus to the GWB, we will also recalculate the GWA and the LIA. The GWA will equal the greater of GWA prior to the bonus or 5% of the GWB after the bonus. The LIA will equal the greater of the LIA prior to the bonus or 5% of the GWB after the bonus.

EFFECT OF WITHDRAWALS. Your GWB usually will decrease if you make a withdrawal. If total withdrawals during a Contract Year are less than or equal to the GWA, then the GWB will decrease by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or if total withdrawals during a Contract Year have already exceeded the GWA), we will automatically reduce or "Reset" the GWB to equal the lesser of:

            (a)   the contract value immediately after the withdrawal; or

            (b) the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the GWB, we also recalculate the GWA. The GWA will equal the lesser of (a) the GWA prior to the withdrawal or (b) 5% of the greater of the Contract Value after the withdrawal or the new GWB value. We will also recalculate the LIA if a withdrawal causes total withdrawals during a Contract Year to exceed the LIA (or if total withdrawals during a Contract Year have already exceeded the LIA). In that case, the LIA will equal the lesser of (a) the LIA prior to the withdrawal or (b) 5% of the greater of the contract value immediately after the withdrawal or the new GWB value.

In certain circumstances, however, we will not Reset the GWB, GWA and/or the LIA, even where a withdrawal would exceed the GWA and/or LIA for a Contract Year. These involve withdrawals taken as

"Life Expectancy Distributions" under an automatic distribution program provided by us. (See "Life Expectancy Distributions.")

Your GWA will not change due to a withdrawal if total withdrawals during a Contract Year are less than or equal to the GWA. Similarly, your LIA will not change due to a withdrawal if total withdrawals during a Contract Year are less that or equal to the LIA.

IF YOU TAKE ANY WITHDRAWALS PRIOR TO THE CONTRACT YEAR IN WHICH THE COVERED PERSON ATTAINS AGE 65, THE INITIAL AMOUNT OF THE LIA MAY BE LESS THAN THE GWA. IN ADDITION, IF YOU CONTINUE TO TAKE WITHDRAWALS IN EXCESS OF THE LIA, YOU MAY EVENTUALLY LOSE ANY BENEFIT BASED ON THE LIA, EVEN IF THE AMOUNT YOU WITHDRAW EACH YEAR IS LESS THAN OR EQUAL TO THE GWA.

The Principal Plus for Life benefit enters a "Settlement Phase" if a withdrawal less than or equal to the GWA reduces the contract value to zero but either the GWB or the LIA immediately after the withdrawal is greater than zero (See "Settlement Phase"). The Principal Plus for Life benefit terminates if the contract value, GWB and LIA immediately after a withdrawal are all equal to zero (See "Rider Fee" and "Termination.")

LIFE EXPECTANCY DISTRIBUTIONS. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). " For purposes of Principal Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

      -     pursuant to Internal Revenue Code ("Code") Section 72(q)(2)(D) or
            Section 72(t)(2)(A)(iv) upon the request of the owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

      - pursuant to Code Section 72(s)(2) upon the request of the owner (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

WE BASE OUR "LIFE EXPECTANCY" CALCULATIONS ON OUR UNDERSTANDING AND INTERPRETATION OF THE REQUIREMENTS UNDER TAX LAW APPLICABLE TO PRE-59 1/2 DISTRIBUTIONS, REQUIRED MINIMUM DISTRIBUTIONS, NON-QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS AND QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS. YOU SHOULD DISCUSS THESE MATTERS WITH YOUR TAX ADVISOR PRIOR TO ELECTING PRINCIPAL PLUS FOR LIFE.

Each withdrawal under our Life Expectancy Distribution program will reduce your contract value and your GWB. We will not, however, Reset your GWB, GWA or LIA if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the GWA or LIA, as applicable.

WE WILL NOT MAKE ANY FURTHER WITHDRAWALS UNDER OUR LIFE EXPECTANCY DISTRIBUTION PROGRAM IF BOTH THE CONTRACT VALUE AND THE GWB ARE DEPLETED TO ZERO, EVEN IF THE LIA IS GREATER THAN ZERO AT THAT TIME.

NO LOANS UNDER 403(b) PLANS. The loan privilege described in the Prospectus for contracts issued in connection with certain Section 403(b) plans is NOT available if you elect Principal Plus for Life.

SETTLEMENT PHASE. Principal Plus for Life enters a "settlement phase" if you make a withdrawal that, together with all other withdrawals during the Contract Year, is equal to or less than the GWA, but the withdrawal reduces the contract value to zero and either the GWB or the LIA immediately after the withdrawal is still greater than zero. During this phase, the contract will continue but all other rights and benefits under the contract will terminate, additional purchase payments will not be accepted and we will not deduct any charge for the Principal Plus for Life benefit.

During Principal Plus for Life's settlement phase, we will automatically pay settlement payments to you each Contract Year while the Covered Person is alive for an amount no greater than the GWA, or Life Expectancy Distribution if applicable (See "Life Expectancy Distributions"), until the GWB is depleted. We will recalculate the LIA each time we make a settlement payment, and may reduce the LIA by treating the settlement payment as a withdrawal (see "Effect of Withdrawals," above). If the Covered Person is alive when the GWB is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime that are equal to the LIA.

Upon the Covered Person's death, we will reduce the LIA to zero, and make any remaining settlement payments to the Beneficiary for an amount no greater than the GWA, until the GWB is depleted. The settlement payments will be paid no less frequently than annually.

If any owner dies during Principal Plus for Life's settlement phase, we will not pay any death benefits under the contract, other than any remaining settlement payments that may become due. These remaining settlement payments are payable to the Beneficiary in the manner described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.

EFFECT OF PAYMENT OF DEATH BENEFIT. If any owner dies during the Accumulation Period but before Principal Plus for Life's settlement phase and the Beneficiary elects not to take the death benefit as a lump sum under the terms of the contract, the following will apply:

If the Beneficiary is:                    Then Principal Plus for Life:
----------------------                    --------------------------------------
The Covered Person                        Will continue and the Beneficiary
                                          remains eligible for LIA. If the LIA
                                          has not been determined prior to the
                                          payment of any portion of the death
                                          benefit, we will determine the initial
                                          LIA on an anniversary of the date we
                                          determine the death benefit after the
                                          Covered Person has reached age 65. We
                                          will continue to charge the Principal
                                          Plus for Life fee, and we will
                                          automatically Step-Up the GWB to equal
                                          the initial death benefit we
                                          determine, if greater.

Other than the Covered Person             Will not continue with respect to the
                                          LIA, but will continue with respect to
                                          the GWA only if the death benefit or
                                          the GWB is greater than zero. We will
                                          continue to charge the Principal Plus
                                          for Life fee, and we will
                                          automatically Step-Up the GWB to equal
                                          the initial death benefit we
                                          determine, if greater.

The deceased owner's spouse               Will continue (as described above for
                                          the Covered Person or Other than the
                                          Covered Person, as applicable) and
                                          will remain eligible for any remaining
                                          Bonuses and Step-Ups. We will change
                                          the date we calculate and apply any
                                          remaining Bonuses and Step-Ups to
                                          future anniversaries of the date we
                                          determine the initial death benefit.
                                          If a withdrawal would deplete the
                                          contract value to zero, and the GWB is
                                          still greater than zero, Principal
                                          Plus for Life will enter the
                                          settlement phase.

Other than the deceased owner's spouse    Will continue (as described above for
                                          the Covered Person or Other than the
                                          Covered Person, as applicable) but
                                          will not remain eligible for any
                                          remaining Bonuses and Step-Ups. If a
                                          withdrawal would deplete the contract
                                          value to zero, and the GWB is still
                                          greater than zero, Principal Plus for
                                          Life will enter the settlement phase.

If Principal Plus for Life continues (as described above) and death benefit distributions deplete the death benefit to zero, any settlement payments that may be due as part of Principal Plus for Life's settlement phase are payable to the Beneficiary in the manner described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.

INVESTMENT OPTIONS

While Principal Plus for Life is in effect, under our current rules you must invest 100% of your contract value at all times either:

      a) among the Lifestyle and Money Market Portfolio investment options currently available with Principal Plus for Life (see "Lifestyle and Money Market Portfolio Investment Options Available with Principal Plus for Life," below); or

      b) in a manner consistent with any one of the Model Allocations currently available with Principal Plus for Life (see "Model Allocations Available with Principal Plus for Life" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided 100% of your contract value is transferred. Withdrawals will be taken in accordance with our default procedures; you may not specify the investment option from which a withdrawal is to be made. (See "ACCUMULATION PERIOD PROVISIONS - Withdrawals.") Subsequent purchase payments will be allocated in accordance with your instructions, subject to the restrictions described herein. All investment options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH MODEL ALLOCATION OR INVESTMENT OPTION AVAILABLE WITH PRINCIPAL PLUS IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Lifestyle and Money Market Portfolio Investment Options Available with Principal Plus for Life. You may allocate your contract value to any one, or any combination, of the Money Market or the Lifestyle Portfolio investment options currently available with Principal Plus for Life and you may also use our Dollar Cost Averaging ("DCA") program from the Money Market Portfolio or the DCA fixed account investment option in connection with your selected investment options.

The Lifestyle and Money Market Portfolio investment options currently available with Principal Plus for Life are the same as those available with Principal Plus. See the "Lifestyle and Money Market Portfolio Investment Options Available with Principal Plus" section of the Prospectus.

Model Allocations Available with Principal Plus for Life. You may allocate your entire contract value to one of the Model Allocations currently available with Principal Plus for Life and you may also use our Dollar Cost Averaging ("DCA") program from the DCA fixed account investment option in connection with your selected Model Allocation. You must, however, rebalance your entire contract value to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between investment options other than to transfer 100% of your contract value to another Model Allocation or 100% to any one, or any combination of, the Lifestyle and Money Market Portfolio Investment Options available with Principal Plus for Life.

The Model Allocations currently available with Principal Plus for Life are the same as those available with Principal Plus. See the "Model Allocations Available with Principal Plus" section of the Prospectus.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. If we restrict an investment option, we will not allow transfers into the restricted investment option and you may not allocate purchase payments to the restricted investment option after the date of the restriction. Any amounts you allocated to an investment option before we imposed restrictions will not be affected by such restrictions as long as it remains in that investment option. Any amounts you allocate to Fixed Investment Options may be renewed subject to the terms of the contract.

We also reserve the right to limit the actual percentages you may allocate to certain investment options under the Model Allocations, to require that you choose certain investment options in conjunction with other investment options under the Model Allocations, to limit your ability to transfer between existing investment options and/or to require you to periodically rebalance existing variable investment accounts to the percentages we require.

TERMINATION. You may not terminate the Principal Plus for Life rider once it is in effect. However, Principal Plus for Life will terminate automatically upon the earliest of:

      a) the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the contract;

      b)    the date an Annuity Option under the contract begins

      c)    the date the contract value, the GWB and the LIA all equal zero; or

      d)    termination of the contract.

PRINCIPAL PLUS FOR LIFE FEE. To compensate us for assuming risks associated with Principal Plus for Life, we charge an annual fee on each Contract Anniversary. The Principal Plus fee is equal to 0.40% of the "Adjusted GWB." The Adjusted GWB is the GWB that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent purchase payments made during the Contract Year prior to the current Contract Anniversary. The Principal Plus for Life fee is withdrawn from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the contract value. The Principal Plus for Life fee will not be deducted during Principal Plus for Life's settlement phase or after the Maturity Date once an Annuity Option under the contract begins.

WE RESERVE THE RIGHT TO INCREASE THE PRINCIPAL PLUS FEE ON THE EFFECTIVE DATE OF EACH STEP-UP. IN SUCH A SITUATION, THE PRINCIPAL PLUS FEE WILL NEVER EXCEED 0.75%.

If a withdrawal is taken on any date other than the Contract Anniversary and such withdrawal (a) causes total withdrawals during that Contract Year to exceed the GWA and (b) reduces the contract value to zero, we will deduct a pro rata share of the Principal Plus fee from the amount otherwise payable. The Principal Plus fee will be determined based on the Adjusted GWB. For purposes of determining the Principal Plus fee, a total withdrawal will be deemed to have been taken on the date the death benefit is determined and once the Maturity Date is reached.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the contract and Principal Plus continues, for purposes of this "Principal Plus Fee" discussion, the anniversaries of the date the death benefit was determined will be considered to be the Contract Anniversaries.

THE ADDITION OF PRINCIPAL PLUS FOR LIFE TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED ANNUALLY FOR THIS BENEFIT AND THE COVERED PERSON MUST ATTAIN AGE 65 AND REMAIN LIVING FOR YOU TO RECEIVE CERTAIN BENEFITS. FURTHERMORE, PRINCIPAL PLUS FOR LIFE LIMITS THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT, CONTAINS AGE CAPS AND LIMITATIONS ON A CONTRACT OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES, AND PROVIDES NO GUARANTEED WITHDRAWAL BENEFITS ONCE PAYMENTS BEGIN UNDER ANY OF THE ANNUITY OPTIONS DESCRIBED IN THE PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER EACH OF THESE FACTORS BEFORE DECIDING IF PRINCIPAL PLUS FOR LIFE IS SUITABLE FOR YOUR NEEDS, ESPECIALLY AT OLDER AGES.

WE ADD THE FOLLOWING TO THE FEDERAL TAX MATTERS - TAXATION OF ANNUITIES IN GENERAL SECTION OF THE PROSPECTUSES:

TAXATION OF PRINCIPAL PLUS FOR LIFE BENEFITS. Principal Plus for Life provides benefits that differ from those traditionally offered under variable annuity contracts. If this rider is in effect, the contract owner or his or her beneficiary may be entitled to take withdrawals under the Guaranteed Withdrawal Amount or Life Income Amount provisions of the rider even if the contract value is zero. Such withdrawals are treated as withdrawals for income tax purposes, and if the investment in the contract has been fully recovered, they are fully includible in income.

EXAMPLES

Example 1. Assume a single purchase payment of $100,000 at Covered Person's age 55, no additional purchase payments are made, withdrawals equal to the GWA are taken beginning in year 11. Also assume that the Contract Value is less than the GWB at the eligible Step-Up Dates, so there is no Step-Up and the Covered Person survives at least 31 years from issue.

                                                                         GWB ON
                   PURCHASE                      WITHDRAWAL             CONTRACT
CONTRACT YEAR      PAYMENTS    GWA        LIA      TAKEN      BONUS    ANNIVERSARY
-------------      --------  --------   -------  ----------  -------   -----------
   At issue        $100,000       N/A       N/A  $        0  $     0   $   100,000
      1                   0  $  5,000       N/A           0    5,000       105,000
      2                   0      5250       N/A           0    5,000       110,000
      3                   0     5,500       N/A           0    5,000       115,000
      4                   0     5,750       N/A           0    5,000       120,000
      5                   0     6,000       N/A           0    5,000       125,000
      6                   0     6,250       N/A           0    5,000       130,000
      7                   0     6,500       N/A           0    5,000       135,000
      8                   0     6,750       N/A           0    5,000       140,000
      9                   0     7,000       N/A           0    5,000       145,000
      10                  0     7,250       N/A           0    5,000       150,000
      11                  0     7,500   $ 7,500       7,500        0       142,500
      12                  0     7,500     7,500       7,500        0       135,000
      13                  0     7,500     7,500       7,500        0       127,500
      14                  0     7,500     7,500       7,500        0       120,000
      15                  0     7,500     7,500       7,500        0       112,500
      20                  0     7,500     7,500       7,500        0        75,000
      25                  0     7,500     7,500       7,500        0        37,500
      30                  0     7,500     7,500       7,500        0             0
      31+                 0         0     7,500       7,500        0             0

Example 2. Assume an initial purchase payment of $100,000 at Covered Person's age 65, an additional purchase payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the GWA is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years). Also assume that the contract value at the end of year 3 is less than the GWB so there is no step-up.

                             GWA AFTER  LIA AFTER                           GWB ON
                   PURCHASE   PURCHASE  PURCHASE   WITHDRAWAL               CONTRACT
CONTRACT YEAR      PAYMENTS   PAYMENT    PAYMENT     TAKEN       BONUS    ANNIVERSARY
-------------      --------  ---------  ---------  ----------   -------   -----------
  At issue         $100,000         --        N/A  $        0   $     0   $   100,000
      1                   0  $   5,000  $   5,000           0     5,000       105,000
      2              10,000      5,750      5,750           0     5,500       120,500
      3                   0      6,025      6,025       6,025         0       114,475
      4                   0      6,025      6,025           0     5,500       119,975
      5                   0      6,025      6,025           0     5,500       125,475

Example 3. Assume a single purchase payment of $100,000 at age 63, no additional purchase payments are made, the GWB Steps-Up at the end of Contract Year 3, withdrawals equal to the GWA are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the GWA is taken at the end of Contract Year 5 (resulting in a reset). Since withdrawals are taken every year, there are no bonuses.

                                                                               HYPOTHETICAL
                                                                                 CONTRACT
                                                                                 VALUE ON
                                                                                 CONTRACT
                                  GWA AFTER      LIA AFTER                     ANNIVERSARY       GWB ON
                   PURCHASE       PURCHASE       PURCHASE       WITHDRAWAL       PRIOR TO       CONTRACT
CONTRACT YEAR      PAYMENTS        PAYMENT        PAYMENT         TAKEN         RIDER FEE      ANNIVERSARY
-------------      --------       ---------      ---------      ----------     ------------    -----------
   At issue        $100,000       $      --      $      --      $       --     $         --    $   100,000
      1                   0           5,000             --           5,000          102,000         95,000
      2                   0           5,000             --           5,000          103,828         90,000
      3                   0           5,000          4,500           5,000          105,781        105,781
      4                   0           5,289          5,289           5,289           94,946        100,492
      5                   0           5,289          5,289          10,000           79,898         79,898
      6                   0           3,995          3,995

                          SUPPLEMENT DATED MAY 2, 2005

                          SUPPLEMENT DATED MAY 2, 2005
                                       TO
                         PROSPECTUSES DATED MAY 2, 2005

This Supplement is intended to be distributed with certain Prospectuses dated May 2, 2005 for variable annuity contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York

THIS SUPPLEMENT CHANGES THE PROSPECTUSES AS FOLLOWS:

We have revised the Guaranteed Principal Plus optional benefit described in the Prospectuses, and subject to state availability, offer a new optional benefit rider that we call "Guaranteed Principal Plus for Life" or "GPP for Life." We will continue to make the Guaranteed Principal Plus optional benefit described in the Prospectuses available for purchase in states where approved for a limited period of time after we make the Guaranteed Principal Plus for Life optional benefit available in your state.

WE ADD THE FOLLOWING TO THE SUMMARY - CURRENTLY OFFERED OPTIONAL BENEFITS SECTION OF THE PROSPECTUSES:

Guaranteed Principal Plus for Life. For an additional fee, we guarantee that you may withdraw a percentage of your investment each year until you recover your initial payments(s), even if your contract value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain contract years. Depending on market performance, we may also increase or "Step-Up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amount we guarantee for future withdrawals. We refer to the amount we guarantee under Guaranteed Principal Plus for Life as the "GUARANTEED WITHDRAWAL BENEFIT", "GWB" or "ADJUSTED GWB." We refer to the guaranteed amount that you may withdraw each year as the "GUARANTEED WITHDRAWAL AMOUNT" or "GWA." The initial GWB equals your purchase payment(s) for the contract and the initial GWA equals 5% of the initial payments(s). When you reach 65, we will calculate a guaranteed amount that you can withdraw each year during the accumulation period, even if your contract value and the GWA reduce to zero, as long as you live. We refer to this withdrawal amount as the "LIFETIME INCOME AMOUNT" or "LIA." The LIA may be increased by Bonuses and Step-Ups, or decreased as provided in the rider.

IF YOU ELECT TO PURCHASE GUARANTEED PRINCIPAL PLUS FOR LIFE YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE WITH THIS BENEFIT. (We describe these investment options on page 6 of this Supplement.)

Guaranteed Principal Plus for Life is available only at contract issue and cannot be revoked once elected. Guaranteed Principal Plus for Life is not available for qualified contracts if you (or any joint owner) are over age 80. For a full description of Guaranteed Principal Plus for Life including benefits and limitations, see "OPTIONAL BENEFITS."

WE ADD THE FOLLOWING TO THE FEE TABLES SECTION OF THE PROSPECTUSES:

FEES DEDUCTED FROM CONTRACT VALUE FOR CURRENTLY OFFERED OPTIONAL BENEFITS

Guaranteed Principal Plus for Life (as a percentage of the Adjusted GWB)#
   Maximum fee                                                                0.75%#
   Current fee                                                                0.40%#

# The current charge is 0.40%. We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value. The charge is deducted on an annual basis from the contract value.

WE ADD THE FOLLOWING TO THE OPTIONAL BENEFITS SECTION OF THE PROSPECTUSES:

GUARANTEED PRINCIPAL PLUS FOR LIFE

The optional Guaranteed Principal Plus for Life rider provides a guaranteed minimum withdrawal benefit during the accumulation period. You may elect Guaranteed Principal Plus for Life at the time the contract is issued, provided:

      - Guaranteed Principal Plus for Life is available for sale in the state where the contract is sold;

      - you limit your investment of purchase payments and contract value to the investment options we make available with Guaranteed Principal Plus for Life;

      - the oldest owner has not yet attained age 81 (for Qualified contracts only).

We reserve the right to accept or refuse to issue Guaranteed Principal Plus for Life at our sole discretion. Once Guaranteed Principal Plus for Life is elected, its effective date will be the Contract Date and it is irrevocable. If you elect Guaranteed Principal Plus for Life, there is an additional annual fee of 0.40% (as a percentage of Adjusted GWB). (We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value.) The charge is deducted on an annual basis from the contract value (see "Guaranteed Principal Plus for Life Fee" below).

DEFINITIONS. We use the following definitions to describe how Guaranteed Principal Plus for Life works:

    Guaranteed Withdrawal     -  The total amount guaranteed to be available for
          Balance                future  periodic withdrawals during the
          "GWB"                  accumulation period.

                              - The initial GWB is equal to your initial payment(s).

                              -  The maximum GWB is $5,000,000.

    Guaranteed Withdrawal     -  The amount guaranteed to be available each
           Amount                contract year for withdrawal during the
            "GWA"                accumulation period until the GWB is depleted.

                              -  The initial GWA is equal to 5% of the initial
                                 GWB.

      Covered Person          -  The person whose life is used to determine the
                                 duration of the LIA payments.

                              - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural owner.

    Life Income Amount        -  The amount guaranteed to be available each
         "LIA"                   contract year for withdrawal during the
                                 accumulation period after the Covered Person has attained age 65 and while that Covered
                                 Person remains alive as an owner or annuitant of the contract.

                              - We determine the initial LIA on the contact anniversary following the date the Covered Person attains age 65 (or the date you purchase the benefit, if later.)

                              - The initial LIA is equal to 5% of the GWB at the time we make our determination.

For purposes of the following description of Guaranteed Principal Plus for Life, "withdrawal" refers to the amount withdrawn, including any applicable withdrawal charges.

OVERVIEW

Guaranteed Principal Plus for Life guarantees that each Contract Year during the accumulation period: (1) you may take withdrawals up to an amount equal to the GWA until your GWB is depleted, even if your contract value reduces to zero; and
(2) even if your GWB is depleted and your contract value reduces to zero, you may take withdrawals up to an amount equal to the LIA each Contact Year after the Covered Person attains age 65, as long as that Covered Person is alive and an owner or annuitant under the contract.

The GWA, GWB and LIA may increase as a result of additional purchase payments (see "Additional Purchase Payments") and may also increase on certain dates when the GWB can increase or "Step-Up" to equal your contract value (see "Step-Up of GWB, GWA and LIA.")

The actual amount you withdraw in any Contract Year will also affect certain features of Guaranteed Principal Plus for Life:

      - If you make no withdrawals during certain Contract Years, the GWB, GWA and/or LIA may increase by a Bonus. (See "Bonus Qualification and Effect.")

      - If your withdrawals (including any applicable withdrawal charges) are less than the full GWA available in any Contract Year, the remaining GWA cannot be carried forward to the next Contract Year.

      - If your withdrawals (including any applicable withdrawal charges) are more than the GWA in any Contract Year, we will reset the GWB, thereby possibly reducing the guaranteed minimum withdrawal benefit provided under Guaranteed Principal Plus for Life to an amount less than the sum of all purchase payments. The reset of the GWB may also result in a reset of the GWA. (See "Effect of Withdrawals.") If your withdrawals are part of a series of "Life Expectancy Distributions," however, we do not reset the GWB. (See "Life Expectancy Distributions.")

      - If your withdrawals (including any applicable withdrawal charges) are more than the LIA in any Contract Year, we will reset the LIA for future Contract Years, which may also possibly reduce the guaranteed minimum withdrawal benefit provided under Guaranteed Principal Plus for Life to an amount less than the sum of all purchase payments. (See "Effect of Withdrawals.")

If you purchase Guaranteed Principal Plus for Life, withdrawals will continue to be subject to the same conditions, limitations and restrictions as withdrawals otherwise made under the contract. For example, withdrawals will reduce the contract value by the amount withdrawn including any applicable withdrawal charge and will reduce the death benefit. (See "Death Benefit During Accumulation Period.")

SINCE THE BENEFIT OF GUARANTEED PRINCIPAL PLUS FOR LIFE IS ACCESSED THROUGH WITHDRAWALS, THE PURCHASE OF GUARANTEED PRINCIPAL PLUS FOR LIFE MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. PRIOR TO ELECTING GUARANTEED PRINCIPAL PLUS FOR LIFE, YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL ADVISORS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH GUARANTEED PRINCIPAL PLUS FOR LIFE.

ADDITIONAL PURCHASE PAYMENTS. On or after the first Contract Anniversary, no additional purchase payments will be accepted without our prior approval that either:

      -     exceed $100,000 or

      - cause the total of all additional purchase payments received since the first Contract Anniversary to exceed $100,000.

Limitations on additional payments may vary by state. In addition, we will not accept additional purchase payments under Qualified Contracts after the owner (or joint owners) attains age 81. If you purchase Guaranteed Principal Plus for Life with a contract issued as an IRA, no purchase payments, except those qualifying as "rollover contributions," may be made to your IRA for the year that you attain age 70 1/2 and subsequent years. You should consult with a qualified tax advisor prior to electing Guaranteed Principal Plus for Life for further information on tax rules affecting Qualified Contracts and/or IRAs.

The total GWB will increase by the amount of each additional purchase payment we accept (subject to the maximum GWB limit of $5 million), and the GWA and the LIA usually will increase:

      -     in the case of the GWA, to equal the lesser of:

            -     5% of the GWB immediately after the purchase payment; or

            - the GWA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment, and

      -     in the case of the LIA, to equal the lesser of:

            -     5% of the GWB immediately after the purchase payment; or

            - the LIA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment.

FOR ALL CONTRACTS, NOTWITHSTANDING THE ABOVE, WE RESERVE THE RIGHT TO REFUSE TO ACCEPT ADDITIONAL PURCHASE PAYMENTS AT ANY TIME AFTER THE FIRST CONTRACT ANNIVERSARY TO THE EXTENT PERMITTED IN THE STATE WE ISSUE YOUR CONTRACT.

STEP-UP OF GWB, GWA AND LIA . If the contract value on any Step-Up Date is greater than the GWB on that date, we will automatically increase ("Step-Up") the GWB to equal the contract value (subject to the maximum GWB limit of $5 million). Each time we apply a Step-Up, we will also recalculate the GWA, the LIA, and the Rider Fee (See "Guaranteed Principal Plus for Life Fee.") The GWA will equal the greater of the GWA prior to the Step-Up or 5% of the contract value after the Step-Up and the LIA will equal the greater of the LIA prior to the Step-Up or 5% of the contract value after the Step-Up. We also reserve the right to increase the rate of the Guaranteed Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity to decline the automatic Step-Up. (See "Guaranteed Principal Plus for Life Fee.") The Step-Up Dates are every 3rd (e.g. 3rd, 6th, 9th ...etc.) Contract Anniversary after the Contract Date, up to and including the 30th Contract Anniversary while the Guaranteed Principal Plus for Life Benefit is in effect.

If you decline an automatic Step-Up, you will have the option to elect to Step-Up the GWB (as well as the GWA and LIA) within 30 days of subsequent Step-Up Dates. If you decide to Step-Up the GWB, we will thereafter resume automatic Step-Ups.

BONUS QUALIFICATION AND EFFECT. We will increase the GWB at the end of each Contract Year during the Guaranteed Principal Plus for Life's Bonus Period if no withdrawals are taken during that Contract Year. For these purposes, the Bonus Period is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80. Each time you qualify for a Bonus, we will increase the GWB:

      - by an amount equal to 5% of total purchase payments to the contract if you did not previously Step-Up the GWB and/or we did not previously Reset the GWB (see "Effects of Withdrawals" below), or

      - by an amount equal to 5% of the GWB immediately after the latest Step-Up or Reset, increased by any purchase payments received since such latest Step-Up or Reset.

Each time we apply a bonus to the GWB, we will also recalculate the GWA and the LIA. The GWA will equal the greater of GWA prior to the bonus or 5% of the GWB after the bonus. The LIA will equal the greater of the LIA prior to the bonus or 5% of the GWB after the bonus.

EFFECT OF WITHDRAWALS. Your GWB usually will decrease if you make a withdrawal. If total withdrawals during a Contract Year are less than or equal to the GWA, then the GWB will decrease by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or if total withdrawals during a Contract Year have already exceeded the GWA), we will automatically reduce or "Reset" the GWB to equal the lesser of:

      -     the contract value immediately after the withdrawal; or

      - the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the GWB, we also recalculate the GWA. The GWA will equal the lesser of (a) the GWA prior to the withdrawal or (b) 5% of the greater of the Contract Value after the withdrawal or the new GWB value. We will also recalculate the LIA if a withdrawal causes total withdrawals during a Contract Year to exceed the LIA (or if total withdrawals during a Contract Year have already exceeded the LIA). In that case, the LIA will equal the lesser of (a) the LIA prior to the withdrawal or (b)5% of the greater of the contract value immediately after the withdrawal or the new GWB value.

In certain circumstances, however, we will not Reset the GWB, GWA and/or the LIA, even where a withdrawal would exceed the GWA and/or LIA for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us. (See "Life Expectancy Distributions.")

Your GWA will not change due to a withdrawal if total withdrawals during a Contract Year are less than or equal to the GWA. Similarly, your LIA will not change due to a withdrawal if total withdrawals during a Contract Year are less that or equal to the LIA.

IF YOU TAKE ANY WITHDRAWALS PRIOR TO THE CONTRACT YEAR IN WHICH THE COVERED PERSON ATTAINS AGE 65, THE INITIAL AMOUNT OF THE LIA MAY BE LESS THAN THE GWA. IN ADDITION, IF YOU CONTINUE TO TAKE WITHDRAWALS IN EXCESS OF THE LIA, YOU MAY EVENTUALLY LOSE ANY BENEFIT BASED ON THE LIA, EVEN IF THE AMOUNT YOU WITHDRAW EACH YEAR IS LESS THAN OR EQUAL TO THE GWA.

The Guaranteed Principal Plus for Life benefit enters a "Settlement Phase" if a withdrawal less than or equal to the GWA reduces the contract value to zero but either the GWB or the LIA immediately after the withdrawal is greater than zero (See "Settlement Phase"). The Guaranteed Principal Plus for Life benefit terminates if the contract value, GWB and LIA immediately after a withdrawal are all equal to zero (See "Rider Fee" and "Termination.")

LIFE EXPECTANCY DISTRIBUTIONS. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of Guaranteed Principal Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

      -     pursuant to Internal Revenue Code ("Code") Section 72(q)(2)(D) or
            Section 72(t)(2)(A)(iv) upon the request of the owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

      - pursuant to Code Section 72(s)(2) upon the request of the owner (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

WE BASE OUR "LIFE EXPECTANCY" CALCULATIONS ON OUR UNDERSTANDING AND INTERPRETATION OF THE REQUIREMENTS UNDER TAX LAW APPLICABLE TO PRE-59 1/2 DISTRIBUTIONS, REQUIRED MINIMUM DISTRIBUTIONS, NON-QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS

AND QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS. YOU SHOULD DISCUSS THESE MATTERS WITH YOUR TAX ADVISOR PRIOR TO ELECTING GUARANTEED PRINCIPAL PLUS FOR LIFE.

Each withdrawal under our Life Expectancy Distribution program will reduce your contract value and your GWB. We will not, however, Reset your GWB, GWA or LIA if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the GWA or LIA, as applicable.

WE WILL NOT MAKE ANY FURTHER WITHDRAWALS UNDER OUR LIFE EXPECTANCY DISTRIBUTION PROGRAM IF BOTH THE CONTRACT VALUE AND THE GWB ARE DEPLETED TO ZERO, EVEN IF THE LIA IS GREATER THAN ZERO AT THAT TIME.

NO LOANS UNDER 403(b) PLANS. The loan privilege described in the Prospectus for contracts issued in connection with certain Section 403(b) plans is NOT available if you elect Guaranteed Principal Plus for Life.

SETTLEMENT PHASE. Guaranteed Principal Plus for Life enters a "settlement phase" if you make a withdrawal that, together with all other withdrawals during the Contract Year, is equal to or less than the GWA, but the withdrawal reduces the contract value to zero and either the GWB or the LIA immediately after the withdrawal is still greater than zero. During this phase, the contract will continue but all other rights and benefits under the contract will terminate, additional purchase payments will not be accepted and we will not deduct any charge for the Guaranteed Principal Plus for Life benefit.

During Guaranteed Principal Plus for Life's settlement phase, we will automatically pay settlement payments to you each Contract Year while the Covered Person is alive for an amount no greater than the GWA, or Life Expectancy Distribution if applicable (See "Life Expectancy Distributions"), until the GWB is depleted. We will recalculate the LIA each time we make a settlement payment, and may reduce the LIA by treating the settlement payment as a withdrawal (see "Effect of Withdrawals," above). If the Covered Person is alive when the GWB is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime that are equal to the LIA.

Upon the Covered Person's death, we will reduce the LIA to zero, and make any remaining settlement payments to the Beneficiary for an amount no greater than the GWA, until the GWB is depleted. The settlement payments will be paid no less frequently than annually.

If any owner dies during Guaranteed Principal Plus for Life's settlement phase, we will not pay any death benefits under the contract, other than any remaining settlement payments that may become due. These remaining settlement payments are payable to the Beneficiary in the manner described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.

EFFECT OF PAYMENT OF DEATH BENEFIT. If any owner dies during the Accumulation Period but before Guaranteed Principal Plus for Life's settlement phase and the Beneficiary elects not to take the death benefit as a lump sum under the terms of the contract, the following will apply:

IF THE BENEFICIARY IS:                  THEN GUARANTEED PRINCIPAL PLUS FOR LIFE:
----------------------                  ----------------------------------------
The Covered Person                      Will continue and the Beneficiary
                                        remains eligible for LIA. If the LIA has
                                        not been determined prior to the payment
                                        of any portion of the death benefit, we
                                        will determine the initial LIA on an
                                        anniversary of the date we determine the
                                        death benefit after the Covered Person
                                        has reached age 65. We will continue to
                                        charge the Guaranteed Principal Plus for
                                        Life fee, and we will automatically
                                        Step-Up the GWB to equal the initial
                                        death benefit we determine, if greater.

Other than the Covered Person           Will not continue with respect to the
                                        LIA, but will continue with respect to
                                        the GWA only if the death benefit or the
                                        GWB is greater than zero. We will
                                        continue to charge the Guaranteed
                                        Principal Plus for Life fee, and we will
                                        automatically Step-Up the GWB to equal
                                        the initial death benefit we determine,
                                        if greater.

IF THE BENEFICIARY IS:                  THEN GUARANTEED PRINCIPAL PLUS FOR LIFE:
----------------------                  ----------------------------------------
The deceased owner's spouse             Will continue (as described above for
                                        the Covered Person or Other than the
                                        Covered Person, as applicable) and will
                                        remain eligible for any remaining
                                        Bonuses and Step-Ups. We will change the
                                        date we calculate and apply any
                                        remaining Bonuses and Step-Ups to future
                                        anniversaries of the date we determine
                                        the initial death benefit. If a
                                        withdrawal would deplete the contract
                                        value to zero, and the GWB is still
                                        greater than zero, Guaranteed Principal
                                        Plus for Life will enter the settlement
                                        phase.

Other than the deceased owner's spouse  Will continue (as described above for the Covered Person or Other than the
                                        Covered Person, as applicable) but will
                                        not remain eligible for any remaining
                                        Bonuses and Step-Ups. If a withdrawal
                                        would deplete the contract value to
                                        zero, and the GWB is still greater than
                                        zero, Guaranteed Principal Plus for Life will enter the settlement phase.

If Guaranteed Principal Plus for Life continues (as described above) and death benefit distributions deplete the death benefit to zero, any settlement payments that may be due as part of Guaranteed Principal Plus for Life's settlement phase are payable to the Beneficiary in the manner described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.

INVESTMENT OPTIONS

While Guaranteed Principal Plus for Life is in effect, under our current rules you must invest 100% of your contract value at all times among the Scudder Strategic Asset Management and Scudder Money Market Portfolio investment options currently available with Guaranteed Principal Plus for Life (see "Scudder Strategic Asset Management and Scudder Money Market Portfolio Investment Options Available with Guaranteed Principal Plus for Life," below.)

Withdrawals will be taken in accordance with our default procedures; you may not specify the investment option from which a withdrawal is to be made. (See "ACCUMULATION PERIOD PROVISIONS - Withdrawals.") Subsequent purchase payments will be allocated in accordance with your instructions, subject to the restrictions described herein. All investment options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH INVESTMENT OPTION AVAILABLE WITH GUARANTEED PRINCIPAL PLUS IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Scudder Strategic Asset Management and Scudder Money Market Portfolio Investment Options Available with Guaranteed Principal Plus for Life. You may allocate your contract value to any one, or any combination, of the Scudder Money Market or the Scudder Strategic Asset Management Portfolio investment options currently available with Guaranteed Principal Plus for Life and you may also use our Dollar Cost Averaging ("DCA") program from the any available DCA fixed account investment option in connection with your selected investment options.

The Scudder Strategic Asset Management and Scudder Money Market Portfolio investment options currently available with Guaranteed Principal Plus for Life are the same as those available with Guaranteed Principal Plus. See the "Scudder Strategic Asset Management and Scudder Money Market Portfolio Investment Options Available with Guaranteed Principal Plus" section of the Prospectus.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. If we restrict an investment option, we will not allow transfers into the restricted investment option and you may not allocate purchase payments to the restricted investment option after the date of the restriction. Any amounts you allocated to an investment option before we imposed restrictions will not be affected by such restrictions as long as it remains in that investment option. Any amounts you allocate to Fixed Investment Options may be renewed subject to the terms of the contract.

We also reserve the right to limit the actual percentages you may allocate to certain investment options,, to require that you choose certain investment options in conjunction with other investment options, to limit your ability to transfer between existing investment options and/or to require you to periodically rebalance existing variable investment accounts to the percentages we require.

TERMINATION. You may not terminate the Guaranteed Principal Plus for Life rider once it is in effect. However, Guaranteed Principal Plus for Life will terminate automatically upon the earliest of:

      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the contract;

      -     the date an Annuity Option under the contract begins

      -     the date the contract value, the GWB and the LIA all equal zero; or

      -     termination of the contract.

GUARANTEED PRINCIPAL PLUS FOR LIFE FEE. To compensate us for assuming risks associated with Guaranteed Principal Plus for Life, we charge an annual fee on each Contract Anniversary. The Guaranteed Principal Plus fee is equal to 0.40% of the "Adjusted GWB." The Adjusted GWB is the GWB that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent purchase payments made during the Contract Year prior to the current Contract Anniversary. The Guaranteed Principal Plus for Life fee is withdrawn from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the contract value. The Guaranteed Principal Plus for Life fee will not be deducted during Guaranteed Principal Plus for Life's settlement phase or after the Maturity Date once an Annuity Option under the contract begins.

WE RESERVE THE RIGHT TO INCREASE THE GUARANTEED PRINCIPAL PLUS FEE ON THE EFFECTIVE DATE OF EACH STEP-UP. IN SUCH A SITUATION, THE GUARANTEED PRINCIPAL PLUS FEE WILL NEVER EXCEED 0.75%.

If a withdrawal is taken on any date other than the Contract Anniversary and such withdrawal (a) causes total withdrawals during that Contract Year to exceed the GWA and (b) reduces the contract value to zero, we will deduct a pro rata share of the Guaranteed Principal Plus fee from the amount otherwise payable. The Guaranteed Principal Plus fee will be determined based on the Adjusted GWB. For purposes of determining the Guaranteed Principal Plus fee, a total withdrawal will be deemed to have been taken on the date the death benefit is determined and once the Maturity Date is reached.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the contract and Guaranteed Principal Plus continues, for purposes of this "Guaranteed Principal Plus Fee" discussion, the anniversaries of the date the death benefit was determined will be considered to be the Contract Anniversaries.

THE ADDITION OF GUARANTEED PRINCIPAL PLUS FOR LIFE TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED ANNUALLY FOR THIS BENEFIT AND THE COVERED PERSON MUST ATTAIN AGE 65 AND REMAIN LIVING FOR YOU TO RECEIVE CERTAIN BENEFITS. FURTHERMORE, GUARANTEED PRINCIPAL PLUS FOR LIFE LIMITS THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT, CONTAINS AGE CAPS AND LIMITATIONS ON A CONTRACT OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES, AND PROVIDES NO GUARANTEED WITHDRAWAL BENEFITS ONCE PAYMENTS BEGIN UNDER ANY OF THE ANNUITY OPTIONS DESCRIBED IN THE PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER EACH OF THESE FACTORS BEFORE DECIDING IF GUARANTEED PRINCIPAL PLUS FOR LIFE IS SUITABLE FOR YOUR NEEDS, ESPECIALLY AT OLDER AGES.

WE ADD THE FOLLOWING TO THE FEDERAL TAX MATTERS - TAXATION OF ANNUITIES IN GENERAL SECTION OF THE PROSPECTUSES:

TAXATION OF GUARANTEED PRINCIPAL PLUS FOR LIFE BENEFITS. Guaranteed Principal Plus for Life provides benefits that differ from those traditionally offered under variable annuity contracts. If this rider is in effect, the contract owner or his or her beneficiary may be entitled to take withdrawals under the Guaranteed Withdrawal Amount or Life Income Amount provisions of the rider even if the contract value is zero. Such withdrawals are treated as withdrawals for income tax purposes, and if the investment in the contract has been fully recovered, they are fully includible in income.

EXAMPLES

Example 1. Assume a single purchase payment of $100,000 at Covered Person's age 55, no additional purchase payments are made, withdrawals equal to the GWA are taken beginning in year 11. Also assume that the Contract Value is less than the GWB at the eligible Step-Up Dates, so there is no Step-Up and the Covered Person survives at least 31 years from issue.

                                                                              GWB ON
                  PURCHASE                          WITHDRAWAL               CONTRACT
CONTRACT YEAR     PAYMENTS        GWA      LIA        TAKEN       BONUS     ANNIVERSARY
-------------     --------       ------  --------   ----------   --------   -----------
At issue          $100,000         N/A     N/A      $        0   $      0   $   100,000
1                        0       $5,000    N/A               0      5,000       105,000
2                        0         5250    N/A               0      5,000       110,000
3                        0        5,500    N/A               0      5,000       115,000
4                        0        5,750    N/A               0      5,000       120,000
5                        0        6,000    N/A               0      5,000       125,000

6                 0        6,250       N/A            0      5,000       130,000
7                 0        6,500       N/A            0      5,000       135,000
8                 0        6,750       N/A            0      5,000       140,000
9                 0        7,000       N/A            0      5,000       145,000
10                0        7,250       N/A            0      5,000       150,000
11                0        7,500  $  7,500        7,500          0       142,500
12                0        7,500     7,500        7,500          0       135,000
13                0        7,500     7,500        7,500          0       127,500
14                0        7,500     7,500        7,500          0       120,000
15                0        7,500     7,500        7,500          0       112,500
20                0        7,500     7,500        7,500          0        75,000
25                0        7,500     7,500        7,500          0        37,500
30                0        7,500     7,500        7,500          0             0
31+               0            0     7,500        7,500          0             0

Example 2. Assume an initial purchase payment of $100,000 at Covered Person's age 65, an additional purchase payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the GWA is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years). Also assume that the contract value at the end of year 3 is less than the GWB so there is no step-up.

                           GWA AFTER   LIA AFTER                           GWB ON
                 PURCHASE  PURCHASE    PURCHASE    WITHDRAWAL             CONTRACT
CONTRACT YEAR    PAYMENTS   PAYMENT     PAYMENT      TAKEN      BONUS    ANNIVERSARY
-------------    --------  ---------   ---------   ----------  -------   -----------
At issue         $100,000         --         N/A   $        0  $     0   $   100,000
1                       0  $   5,000   $   5,000            0    5,000       105,000
2                  10,000      5,750       5,750            0    5,500       120,500
3                       0      6,025       6,025        6,025        0       114,475
4                       0      6,025       6,025            0    5,500       119,975
5                       0      6,025       6,025            0    5,500       125,475

Example 3. Assume a single purchase payment of $100,000 at age 63, no additional purchase payments are made, the GWB Steps-Up at the end of Contract Year 3, withdrawals equal to the GWA are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the GWA is taken at the end of Contract Year 5 (resulting in a reset). Since withdrawals are taken every year, there are no bonuses.

                                                                             HYPOTHETICAL
                                                                               CONTRACT
                                                                               VALUE ON
                                                                               CONTRACT
                                 GWA AFTER      LIA AFTER                    ANNIVERSARY       GWB ON
                  PURCHASE       PURCHASE       PURCHASE       WITHDRAWAL      PRIOR TO       CONTRACT
CONTRACT YEAR     PAYMENTS        PAYMENT        PAYMENT         TAKEN        RIDER FEE      ANNIVERSARY
-------------     --------       ---------      ---------      ----------    ------------    -----------
At issue          $100,000       $      --      $      --      $       --    $         --    $   100,000
1                        0           5,000             --           5,000         102,000         95,000
2                        0           5,000             --           5,000         103,828         90,000
3                        0           5,000          4,500           5,000         105,781        105,781
4                        0           5,289          5,289           5,289          94,946        100,492
5                        0           5,289          5,289          10,000          79,898         79,898
6                        0           3,995          3,995

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

 (included in Registrants Form N-4, File No 333-70728, filed on April 29, 2005 and incorporated by reference herein)

                                     PART C

                                OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE                         OLD NAME                                            NEW NAME
------------------                     --------                                            --------
October 1, 1997     NASL Variable Account                           The Manufacturers Life Insurance Company of North America
                                                                    Separate Account A

October 1, 1997     North American Security Life Insurance          The Manufacturers Life Insurance Company of North America
                    Company

November 1, 1997    NAWL Holding Co., Inc.                          Manulife-Wood Logan Holding Co., Inc.

September 24, 1999  Wood Logan Associates, Inc.                     Manulife Wood Logan, Inc

January 1, 2005     The Manufacturers Life Insurance Company        John Hancock Life Insurance Company (U.S.A.)
                    (U.S.A.) Separate Account A                     Separate Account A

January 1, 2005     The Manufacturers Life Insurance Company        John Hancock Life Insurance Company (U.S.A.)
                    (U.S.A.)

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective on January 1, 2002:

The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets, including the assets of Separate Account A.

                                    * * * * *

Item 24. Financial Statements and Exhibits

      (a)   Financial Statements

            incorporated by reference to post effective amendment No. 8 to the registration statement, file number 333-70728, filed April 29, 2005

      (b)   Exhibits

            (1)   (i)   Resolution of the Board of Directors of Manufacturers
                        Life Insurance Company (U.S.A.) establishing The
                        Manufacturers Life Insurance Company Separate Account H
                        - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002
                        (the "Pre-Effective Amendment")

            (2) Agreements for custody of securities and similar investments - Not Applicable.

            (3)   (i)   Form of Underwriting Agreement-- Incorporated by
                        reference to Exhibit (b)(3)(i) to Form N-4, file number
                        33-76162, filed March 1, 1999.

                  (ii) Form of Promotional Agent Agreement -- Incorporated by reference to Exhibit (b)(3)(ii) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

                  (iii) Form of Amendment to Promotional Agent Agreement -
                        Incorporated by reference to Exhibit (b)(3)(iii) to Form N-4, file number 33-76162, filed February 25, 1998.

                  (iv) Form of broker-dealer Agreement - Incorporated by reference to Exhibit (b)(3)(iv) to the registration statement on Form N-4 file number 333-70728, filed October 2, 2001.

            (4)   (i)   (A) Form of Specimen Flexible Purchase Payment
                            Individual Deferred Variable Annuity Contract, Non-Participating (v20/21) - Incorporated by reference to Exhibit (b)(4)(i)(A) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

                  (ii)  (B) Form of Specimen Flexible Purchase Payment
                            Individual Deferred Variable Annuity Contract, Non-Participating (v7) - Incorporated by reference to Exhibit (b)(4)(i)(B) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

                            (1) Form of Specimen Death Benefit Endorsement to
                                Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating
                                (v7) -- Previously filed as Exhibit
                                (b)(4)(ii)(B)(1) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

                            (2) Form of Specimen Endorsements to Contract (v7):
                                (i) Individual Retirement Annuity Endorsement;
                                (ii) Retirement Equity Act Endorsement; (iii) Tax-sheltered Annuity Endorsement; (iv) Qualified Plan Endorsement Section 401 Plans -- Previously filed as Exhibit (b)(4)(ii)(B)(2) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998.

                        (C) Form of Specimen Death Benefit Endorsement to
                            Venture 3 Contract, Non-Participating -- Previously filed as Exhibit (b)(4)(ii)(C) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998

                        (D) Form of Fixed Account Endorsement (v20/21) -
                            Previously filed as Exhibit (b)(4)(ii)(E) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

                        (E) Form of Roth Individual Retirement Annuity
                            Endorsement - Previously filed as Exhibit
                            (b)(4)(ii)(F) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

                  (iii) Form of Guaranteed Income Rider (v20/21) -- Previously
                        filed as Exhibit (b)(4)(iii) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

            (5)   (i)   Form of Specimen Application for Flexible Purchase
                        Payment Individual Deferred Combination Fixed and
                        Variable Annuity Contract, Non-Participating --
                        Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed
                        February 28, 2000.

                  (ii) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) - Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

            (6)   (i)   Restated Articles of Redomestication of The
                        Manufacturers Life Insurance Company (U.S.A.) -
                        Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000
                        (File No. 333-41814).

                  (ii) By-laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

            (7)   (i)   Form of Variable Annuity Reinsurance Agreement Contract
                        with Connecticut General Life Insurance Company, effective July 1, 1997--Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed
                        February 26, 1998.

                  (ii) Form of Automatic Reinsurance Agreement with Swiss Re Life & Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.

                  (iii) Form of contract of reinsurance in connection with the variable annuity contracts being offered - Contract with Manulife Reinsurance Corporation (USA), effective July 1, 1998 - Incorporated by reference to Exhibit
                        (b)(7)(iv) to Form N-4, file number 33-77878, filed December 16, 1998.

                  (iv) Form of Coinsurance Agreement with Peoples Security Life Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

                  (v) Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000. - Incorporated by reference to Exhibit (7)
                        (v) to the Pre-Effective Amendment.

                        i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incoporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the
                              "Post-Effective Amendment No. 1").

                        ii Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.

                        iii Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.

                  (vi) Form of Automatic Reinsurance Agreement (Agreement 2000-21) with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7) (vi) to Post Effective Amendment No. 1.

                  (vii) Form of Automatic Reinsurance Agreement (Agreement
                        2001-41) with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.

                  (viii) Form of Automatic Reinsurance Agreement (Agreement
                        2001-47) with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by reference to Exhibit (7)(viii) to Post Effective Amendment No. 1.

                        i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2001-47) dated July 1, 2001 with AXA Corporate Solutions Life Reinsurance Company. Incorporated by reference to Exhibit
                              (7)(viii)(i) to Post Effective Amendment No. 1.

                  (ix) Form of Automatic Reinsurance Agreement (Agreement 2001-48) with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by refrence to Exhibit (7)(ix) to Post Effective Amendment No. 1.

            (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

                  (i) Form of Remote Service Agreement dated November 1, 1996 with CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(i) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

                  (ii) Amendment to Remote Service Agreement dated April 1, 1998 with CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(ii) to post effective amendment no. 9 to Form N-4, file number 33-77878, filed April 28, 2000.

                  (iii) Amendment to Remote Service Agreement dated March 1999 with CSC Continuum Inc. - Incorporated by reference to Exhibit (b)(8)(ii) to post-effective amendment no. 9 to Form N-4, file number 33-76162 filed April 27, 2000.

                  (iv) Form of Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America - Incorporated by reference to Exhibit (b)(8)(iv) to the registration statement on Form N-4, file number 333-70728, filed October 2, 2001.

            (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (9) to the Pre-Effective Amendment.

            (10) Written consent of Ernst & Young LLP, independent auditors - incorporated by reference to post effective amendment No. 8, file number 333-70728, filed April 29, 2005

            (11) All financial statements omitted from Item 23, Financial Statements--Not Applicable

            (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners -- Not Applicable.

            (13) Schedules of computation,-- Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

            (14)  Financial Data Schedule - Not Applicable.

            (15)  Powers of Attorney

                  (i) Powers of Attorney (Felix Chee, Robert A. Cook, John DesPrez III, Geoffrey Guy, James O'Malley, Joseph J. Pietroski, Rex Schaybaugh) incorporated by reference to exhibit 7 to initial registration statement on Form S-6, file number 333-41814 filed July 20, 2000 on behalf of The Manufacturers Life Insurance Company (U.S.A.)

                  (ii) Power of Attorney (John Ostler) - Incorporated by reference to Exhibit (b)(15)(ii) to the registration statement on Form N-4 file number 333-70728, filed October 2, 2001.

                  (iii) Powers of Attorney (Jim Boyle, John Lyon) - Incorporated
                        by reference to Exhibit (b)(15)(iii) to the registration statement on Form N-4, file number 333-70728, filed October 2, 2001.

                  (iv) Power of Attorney (Steven Mannik) - Incorporated by reference to Exhibit (15)(iv) to Post Effective Amendment No. 1.

                  (v) Power of Attorney (Alison Alden) - Incorporated by reference to Exhibit (15)(v) to Post Effective Amendment No. 5.

                  (vi) Powers of Attorney (Marc Costantini, Diana Scott, Warren Thomson) - Incorporated by reference to Exhibit (15)(vi) to Post Effective Amendment No. 7

Item 25. Directors and Officers of the Depositor.

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NAME AND PRINCIPAL BUSINESS ADDRESS            POSITION WITH DEPOSITOR
-----------------------------------            -----------------------
John D. DesPrez III*                           Director and Chairman of the Board of Directors, President
Alison Alden*                                  Executive Vice President, Human Resources & Communications, Director
James Boyle*                                   President, Individual Wealth Management, Director
Robert A. Cook*                                President, U.S. Insurance; Director
Peter Copestake**                              Vice President, Treasurer
James D. Gallagher*                            Executive Vice President, Secretary and General Counsel
Donald Guloien**                               Executive Vice President and Chief Investment Officer
Norman Light**                                 Vice President and Chief Financial Officer, Investments
Steven Mannik**                                President, Reinsurance
James O'Malley**                               President, U.S. Group Pension; Director
John Ostler**                                  Director
Rex Schlaybaugh, Jr.**                         Director
Marc Costantini*                               Executive Vice President and Chief Financial Officer
Warren Thomson**                               Senior Vice President, Investments, Director
Diana Scott*                                   Director, Executive Vice President & Chief Administrative Officer
Denis Turner**                                 Senior Vice President and Controller

*Principal business office is 601 Congress Street, Boston, MA  02210

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                               ACTIVE CORPORATIONS

                                                                                                   JURISDICTION OF
AFFILIATE                                                              LEGAL ID    % OF EQUITY      INCORPORATION
---------                                                              --------    -----------     ----------------
MANULIFE FINANCIAL CORPORATION                                              2           100            CANADA
  John Hancock Financial Services, Inc.                                     3           100            Delaware
  The Manufacturers Life Insurance Company                                  1           100            Canada
     Manulife Bank of Canada                                               58           100            Canada
     Manulife Financial Services Inc.                                     199           100            Canada
     Manulife Securities International Ltd.                                79           100            Canada
     Enterprise Capital Management Inc.                                                  20            Ontario
     Cantay Holdings Inc.                                                  51           100            Ontario
     FNA Financial Inc.                                                   115           100            Canada
       Elliot & Page Limited                                              116           100            Ontario
     NAL Resources Limited                                                117           100            Alberta
     3550435 Canada Inc.                                                  107           100            Canada
       MFC Insurance Company Limited                                      106           100            Canada
       FCM Holdings Inc.                                                  104           100            Philippines
     Manulife Canada Ltd.                                                 157           100            Canada
     1293319 Ontario Inc.                                                 170           100            Ontario
     3426505 Canada Inc.                                                  161           100            Canada
     Canaccord Capital Inc.                                                           13.07        British Columbia
     Manulife International Capital Corporation Limited                   135           100            Ontario
       Golf Town Canada Inc.                                                          43.43            Canada
       Regional Power Inc.                                                136            80            Canada
       Avotus Corp.                                                                   10.36            Canada
     First North American Insurance Company                               111           100            Canada
     JLOC Holding Company                                                                30         Cayman Islands
     Opportunity Finance Company                                                         30         Cayman Islands
     Resolute Energy Inc.                                                              11.5            Alberta
     SEAMARK Asset Management Ltd.                                        118         35.01            Canada
     NAL Resources Management Limited                                     120           100            Canada
       1050906 Alberta Ltd.                                               127           100            Alberta
     PK Liquidating Company II, LLC                                                      18            Delaware
     Intrepid Energy Corp.                                                               19            Alberta
     Manulife Data Services Inc.                                           81           100            Barbados
     Micro Optics Design Corporation                                                  17.69            Nevada
     Innova LifeSciences Corporation                                                  15.79            Ontario
     2015401 Ontario Inc.                                                 140           100            Ontario
     2015500 Ontario Inc.                                                 154           100            Ontario
     MFC Global Investment Management (U.S.A.) Limited                    156           100            Canada
     Cavalier Cable, Inc.(2)                                                             78            Delaware
     2024385 Ontario Inc.                                                 153           100            Ontario
     6212344 Canada Limited                                               272           100            Canada
     NALC Holdings Inc.(3)                                                103            50            Ontario
     Manulife Holdings (Alberta) Limited                                  201           100            Alberta

                                                                                                   JURISDICTION OF
AFFILIATE                                                              LEGAL ID    % OF EQUITY      INCORPORATION
---------                                                              --------    -----------     ----------------
     Manulife Holdings (Delaware) LLC                                     205           100            Delaware
         The Manufacturers Investment Corporation                          87           100            Michigan
           Manulife Reinsurance Limited                                    67           100            Bermuda
             Manulife Reinsurance (Bermuda) Limited                       203           100            Bermuda
           The Manufacturers Life Insurance Company (U.S.A.)               19           100            Michigan
             Manulife Service Corporation                                   7           100            Colorado
             Manulife Financial Securities LLC                              5           100            Delaware
             Manufacturers Securities Services, LLC(4)                     97            60            Delaware
             The Manufacturers Life Insurance Company of New York          94           100            New York
             The Manufacturers Life Insurance Company of America           17           100            Michigan
             Aegis Analytical Corporation                                             15.41            Delaware
             Manulife Property Management of Washington, D.C., Inc.                     100            Wash., D.C.
             ESLS Investment Limited, LLC                                                25            Ohio
             Polymerix Corporation                                                     11.4            Delaware
             Ennal, Inc.                                                  124           100            Delaware
             Avon Long Term Care Leaders LLC                              158           100            Delaware
             Ironside Venture Partners I LLC                              196           100            Delaware
                NewRiver Investor Communications Inc.                                 11.29            Delaware
             Ironside Venture Partners II LLC                             197           100            Delaware
             Flex Holding, LLC                                                         27.7            Delaware
                Flex Leasing I, LLC                                                   99.99            Delaware
             Manulife Leasing Co., LLC                                    150            80            Delaware
             Dover Leasing Investments, LLC                                              99            Delaware
     MFC Global Fund Management (Europe) Limited                           64           100            England
       MFC Global Investment Management (Europe) Limited                                100            England
     WT (SW) Properties Ltd.                                               82           100            England
     Manulife Europe Ruckversicherungs-Aktiengesellschaft                 138           100            Germany
     Manulife International Holdings Limited                              152           100            Bermuda
       Manulife Provident Funds Trust Company Limited                     163           100            Hong Kong
       Manulife Asset Management (Asia) Limited                            78           100            Barbados
           Manulife Asset Management (Hong Kong) Limited                                100            Hong Kong
           P.T. Manulife Aset Manajemen Indonesia                         141            85            Indonesia
             P.T. Buanadaya Sarana Informatika(5)                                        96            Indonesia
       Manulife (International) Limited                                    28           100            Bermuda
           Manulife-Sinochem Life Insurance Co. Ltd.                       43            51            China
     Manulife (Vietnam) Limited                                           188           100            Vietnam
     The Manufacturers Life Insurance Co. (Phils.), Inc.                  164           100            Philippines
       FCM Plans, Inc.                                                    155           100            Philippines
       Manulife Financial Plans, Inc.                                     187           100            Philippines
     P.T. Asuransi Jiwa Manulife Indonesia                                 42            71            Indonesia
                  P.T. ASURANSI JIWA ARTA MANDIRI PRIMA                    75           100            Indonesia
                  P.T. ASURANSI JIWA MANULIFE PRIMA(6)                                 90.4            Indonesia
                  P.T. ASURANSI JIWA MANULIFE INTI(7)                                  95.9            Indonesia
     Manulife (Singapore) Pte. Ltd.                                        14           100            Singapore

     Manulife Holdings (Bermuda) Limited                                  147           100            Bermuda
       Manulife Management Services Ltd.                                  191           100            Barbados
       Manufacturers P&C Limited                                           36           100            Barbados
     Manulife European Holdings 2003 (Alberta) Limited                    202           100            Alberta
       Manulife European Holdings (Bermuda) Limited                       270           100            Bermuda
         Manulife European Investments (Luxembourg) S.a.r.l.              271           100            Luxembourg
           Manulife Hungary Holdings Limited(8).                          149            99            Hungary
     MLI Resources Inc.                                                   193           100            Alberta
       Manulife Life Insurance Company(9)                                 180            35            Japan
         MFC Global Investment Management (Japan) Limited                 208           100            Japan
       Manulife Century Investments (Bermuda) Limited                     172           100            Bermuda
         Manulife Century Investments (Luxembourg) S.A.                   173           100            Luxembourg
           Manulife Century Investments (Netherlands) B.V.                174           100            Netherlands
             Manulife Premium Collection Co., Ltd.(10).                   178            57            Japan
             Y.K. Manulife Properties Japan                               142           100            Japan
             Manulife Century Holdings (Netherlands) B.V.                 195           100            Netherlands

Item 27. Number of Contract Owners.

As of MARCH 31, 2005, there were 102,420 qualified contracts and 85,317 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

      Article XII of the Restated Articles of Redomestication of the Company provides as follows:

      No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

            i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

            ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

            iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

            iv) a transaction from which the director derived an improper personal benefit; or

            v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

      If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

      Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

      (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                                        CAPACITY IN WHICH ACTING
--------------------------                                                        ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H                   Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A                   Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N                   Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I                   Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L                   Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M                   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A                Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B                Principal Underwriter

      (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following officers of John Hancock Life Insurance Company (U.S.A.) have power to act on behalf of JHD LLC: John DesPrez* (Chairman and President), Marc Costantini* (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President, Secretary and General Counsel). The board of managers of JHD LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of JHD LLC.

*Principal business office is 601 Congress Street, Boston, MA 02210

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***Principal business office is 680 Washington Blvd, Stamford, CT 06901

      (c)   None.

Item 30. Location of Accounts and Records.

      All books and records are maintained at 601 Congress Street, Boston, MA 02110.

Item 31. Management Services.

      None.

Item 32. Undertakings.

      (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

            The Manufacturers Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

      (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

            Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 17th day of June, 2005.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)

By: /s/ John D. DesPrez III
    -----------------------
    John D. DesPrez III
    President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ John D. DesPrez III
    -----------------------
    John D. DesPrez III
    President

                                   SIGNATURES

      As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the 17th day of June, 2005.

Signature                                     Title
---------                                     -----
/s/ John D. DesPrez  III                      Chairman and President
---------------------------                   (Principal Executive Officer)
John D. DesPrez  III

/s/ Marc Costantini                           Executive Vice President and CFO
---------------------------                   (Principal Financial Officer)
Marc Costantini

*                                             Director
--------------------------
Alison Alden

*                                             Director
--------------------------
James R. Boyle

*                                             Director
--------------------------
Robert A. Cook

*                                             Director
--------------------------
James O'Malley

*                                             Director
--------------------------
John R. Ostler

*                                             Director
--------------------------
Rex Schlaybaugh, Jr.

*                                             Director
--------------------------
Diana Scott

*                                             Director
--------------------------
Warren Thomson

/s/ James D. Gallagher
----------------------
JAMES D. GALLAGHER
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

ITEM NO.                              DESCRIPTION
--------                              -----------
                                      NONE